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                                                           EXHIBIT NO. 21
21. SUBSIDIARIES (all wholly-owned, except where otherwise indicated)
                                                                                                                State of
                          Name                                                                                 Incorporation


AAlert Paging Company                                                                                           Delaware
Citizens Business Services Company                                                                              Illinois
Citizens Cable Company                                                                                          Delaware
Citizens Consumers Services, Inc.                                                                              California
Citizens Directory Services Company L.L.C.                                                                      Delaware    *
Citizens Directory Services Company, Inc.                                                                       Delaware
Citizens Energy Services, Inc.                                                                                   Arizona
Citizens Exchange Company                                                                                       Virginia
Citizens International Management Services Company                                                              Delaware
Citizens Lake Water Company                                                                                     Illinois
Citizens Mohave Cellular Company                                                                                Delaware
Citizens Mountain State Telephone Company                                                                      West Virginia
Citizens Public Works Service Company of Arizona                                                                Minnesota
Citizens Resources Company                                                                                      Delaware
Citizens Telecom Services Company L.L.C.                                                                        Delaware    *
Citizens Telecommunications Company                                                                             Delaware
Citizens Telecommunications Company of Arizona L.L.C.                                                           Delaware    *
Citizens Telecommunications Company of California, Inc.                                                        California
Citizens Telecommunications Company of Idaho                                                                    Delaware
Citizens Telecommunications Company of Montana                                                                  Delaware
Citizens Telecommunications Company of Nevada                                                                    Nevada
Citizens Telecommunications Company of New York, Inc.                                                           New York
Citizens Telecommunications Company of Oregon                                                                   Delaware
Citizens Telecommunications Company of Tennessee L.L.C.                                                         Delaware    *
Citizens Telecommunications Company of the Golden State                                                        California
Citizens Telecommunications Company of the Navajo Nation L.L.C.                                                 Delaware    *
Citizens Telecommunications Company of the Volunteer State L.L.C.                                               Delaware    *
Citizens Telecommunications Company of the White Mountains L.L.C.                                               Delaware    *
Citizens Telecommunications Company of the White Mountains, Inc.                                                Delaware
Citizens Telecommunications Company of Tuolumne                                                                California
Citizens Telecommunications Company of Utah                                                                     Delaware
Citizens Telecommunications Company of West Virginia                                                            Delaware
Citizens Utilities Company of California                                                                       California
Citizens Utilities Company of Illinois                                                                          Illinois
Citizens Utilities Company of Ohio                                                                                Ohio
Citizens Utilities Rural Company                                                                                Delaware
Citizens Utilities Water Company of Pennsylvania                                                               Pennsylvania
Citizens Water Resources Company of Arizona                                                                      Arizona
Citizens Water Resources Company                                                                                Delaware
Citizens Water Resources Management Services Company                                                            Delaware
Citizens Water Service Company of Arizona                                                                        Arizona
Conference Call USA, Inc.                                                                                       Delaware
   Subsidiary of Conference Call USA, Inc.:
     Dial Services, Ltd.                                                                                        Delaware
CU CapitalCorp                                                                                                  Delaware
   Subsidiary of CU CapitalCorp:
         Electric Lightwave, Inc.  **                                                                           Delaware
CU Wireless Management L.L.C.                                                                                   Delaware    *
Flowing Wells, Inc.                                                                                              Indiana
Havasu Water Company, Inc.                                                                                       Arizona
LGS Natural Gas Company                                                                                         Louisiana
LGS Securities, Inc.                                                                                            Louisiana
Navajo Communications Company, Inc.                                                                             New Mexico
NCC Systems, Inc.                                                                                                 Texas
Ogden Telephone Company                                                                                         New York
   Subsidiaries of Ogden Telephone Company:
     NewOp Communications Corporation                                                                           New York
     Phone Trends, Inc.                                                                                         New York
Southwestern Capital Corporation                                                                                Delaware
Southwestern Investments, Inc.                                                                                   Nevada
Sun City Sewer Company                                                                                           Arizona
Sun City Water Company                                                                                           Arizona
Sun City West Utilities Company                                                                                  Arizona
Tubac Valley Water Company, Inc.                                                                                 Arizona

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*   Formed in the state of Delaware.
**  Economic interest 82.83%, voting interest 97.97%.
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